COMMITMENTS AND CONTINGENCIES - Operating Lease Future Payments (Detail) - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018
Operating
2019		$ 4,349
2020	$ 2,765	2,765
2021	2,130	2,130
2022	1,539	1,539
2023	1,184	1,184
Thereafter	5,737	5,737
Total	17,704	17,704
Capital
2019		1,499
2020	1,196	1,196
2021	949	949
2022	558	558
2023	89	89
Total	4,291	4,291
Less: Interest on capital leases	(875)	(875)
Total principal payable on capital leases	$ 3,416	$ 3,416